Exhibit 1.1




                             1,250,000 Common Units
                     Representing Limited Partner Interests


                             UNDERWRITING AGREEMENT







June 24, 2003


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                             UNDERWRITING AGREEMENT


                                                                   June 24, 2003


UBS securities LLC
as Underwriter
299 Park Avenue
New York, New York  10171-0026

Ladies and Gentlemen:

     Ferrellgas Partners, L.P., a Delaware limited partnership (the "Partnership"), the issuer of common units representing limited partner interests in the Partnership ("Common Units"), proposes to issue and sell to UBS Securities LLC (the "Underwriter") an aggregate of 1,104,600 Common Units ("Partnership Units"), and the unitholders of the Partnership named in Schedule A annexed hereto (the "Selling Unitholders") propose to sell to the Underwriter an aggregate of 145,400 Common Units as set forth in Schedule A ("Unitholder Units") (the Partnership Units and the Unitholder Units together, the "Firm Units"). In addition, solely for the purpose of covering over-allotments, the Partnership proposes to grant to the Underwriter the option (the "Option") to purchase from the Partnership up to an additional 187,500 Common Units (the "Additional Units"). The Firm Units and the Additional Units are hereinafter collectively sometimes referred to as the "Units." The Units are described in the Final Prospectus which is referred to below.

     The Partnership has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") (i) a registration statement on Form S-3 (File No. 333-103267), including a prospectus subject to completion relating to the Common Units (the "S-3 Registration Statement") and (ii) two registration statements on Form S-8 (File Nos. 333-87633 and 333-84344), each as amended by Post-Effective Amendment No. 1 thereto, relating to the registration of, among others, the Unitholder Units (the "S-8 Registration Statements"). The S-3 Registration Statement and the S-8 Registration Statements (including all financial schedules and exhibits), as amended when each became effective, or, if any such

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registration   statement  became  effective  prior  to  the  execution  of  this
Agreement, as supplemented or amended prior to the execution of this Agreement are herein called the "Registration Statements." If it is contemplated, at the
time  this   Agreement  is  executed,   that  a   post-effective   amendment  or
post-effective amendments to the S-3 Registration Statement or either S-8 Registration Statement will be filed and must be declared effective before the offering of the Units may commence, the term "Registration Statements" as used in this Agreement means such registration statements as amended by said post-effective amendment or post-effective amendments. If it is contemplated, at the time the Agreement is executed, that a registration statement or statements will be filed pursuant to Rule 462(b) under the Act before the offering of the Units may commence, the term "Registration Statements" as used in this Agreement includes such registration statement or statements. The term "Basic Prospectus" as used in this Agreement shall mean the prospectus contained in the S-3 Registration Statement at the time such Registration Statement was declared effective or in the form in which it has been most recently filed with the Commission on or prior to the date of this Agreement. The term "Reoffer Prospectus" as used in this Agreement shall mean the prospectus contained in the S-8 Registration Statements at the time such Registration Statements were declared effective or in the form in which it has been most recently filed with the Commission on or prior to the date of this Agreement. "Preliminary Prospectus" shall mean any preliminary prospectus supplement or supplements to the Basic Prospectus and the Reoffer Prospectus, together with the Basic Prospectus and the Reoffer Prospectus, which describes the Units and the offerings thereof, that is filed pursuant to Rule 424(b) under the Act ("Rule 424(b)") and is used prior to the filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Units and the offering thereof that is first filed pursuant to Rule 424(b) after the date and time this Agreement is executed and delivered by the parties hereto, together with the Basic Prospectus and the Reoffer Prospectus, as applicable.

     All references in this Agreement to financial statements and schedules and other information which is "contained," " included " or "stated" in the Registration Statements, the Basic Prospectus, the Reoffer Prospectus, the Preliminary Prospectus or the Final Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the

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Registration  Statements,  the Basic  Prospectus,  the Reoffer  Prospectus,  the
Preliminary  Prospectus  or the  Final  Prospectus,  as the  case  may  be;  any
reference  in  this  Agreement  to  the  Registration   Statements,   the  Basic
Prospectus, the Reoffer Prospectus, the Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 and Item 3 of Form S-8 under the Act, as of the dates of the Registration Statements, the Basic Prospectus, the Reoffer Prospectus, the Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference to any amendment or supplement to the Registration Statements, the Basic Prospectus, the Reoffer Prospectus, the Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statements, the Basic Prospectus, the Reoffer Prospectus, the Preliminary Prospectus or the Final Prospectus or any amendment or supplement thereto.

     Ferrellgas, Inc., a Delaware corporation (the "General Partner"), is the sole general partner of the Partnership and the sole general partner of Ferrellgas, L.P. (the "Operating Partnership"). The Partnership, the Operating Partnership and the General Partner are collectively referred to herein as the "Ferrellgas Parties." The Ferrellgas Parties confirm as follows their agreements with the Underwriter:

     1. Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Partnership agrees to sell to the Underwriter the Partnership Units and the Selling Unitholders agree to sell to the Underwriter the Unitholder Units and the Underwriter agrees to purchase the Firm Units at a purchase price of $22.55 per Unit. The Partnership and the Selling Unitholders are advised by you that the Underwriter intends initially to offer the Firm Units upon the terms set forth in the Final Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

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     In addition, the Partnership hereby grants to the Underwriter the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriter shall have the right to purchase from the Partnership all or a portion of the Additional Units as may be necessary to cover over-allotments made in connection with the offering of the Firm Units, at the same purchase price per unit to be paid by the Underwriter to the Partnership and the Selling Unitholders for the Firm Units. This option may be exercised by you at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Partnership. Such notice shall set forth the aggregate number of Additional Units as to which the option is being exercised, and the date and time when the Additional Units are to be delivered (such date and time being herein referred to as the additional time of purchase); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day [1] after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised.

     2. Payment and Delivery. Payment of the purchase price for the Partnership Units shall be made to the Partnership and payment for the purchase price for the Unitholder Units shall be made to the Selling Unitholders by Federal Funds wire transfer, against delivery of the Firm Units to you through the facilities of The Depository Trust Company for the account of the Underwriter. Such payment and delivery shall be made at 10:00 A.M., New York City time, on June 27, 2003 (unless another time shall be agreed to in writing by you, the Partnership and the Selling Unitholders). The time at which such payment and delivery of the Firm Units are actually made is hereinafter sometimes called the time of purchase.


[1] As used herein "business day" shall mean a day on which the New York Stock Exchange is open for trading.


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     Electronic  transfer  of the Firm Units shall be made to you at the time of purchase in such names and in such denominations as you shall specify. Payment of the purchase price for the Additional Units shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Units. Electronic transfer of the Additional Units shall be made to you at the additional time of purchase in such names and such denominations as you shall specify.

     Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Units shall be made at the offices of Vinson & Elkins L.L.P., 2300 First City Tower, 1001 Fannin Street, Houston, Texas, 77002, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Units or the Additional Units, as the case may be.

     3. Representations and Warranties of the Partnership and the Selling Unitholders. (a) Each of the Ferrellgas Parties, jointly and severally, represents and warrants to and agrees with the Underwriter that:

          (i) No order preventing or suspending the use of the Basic Prospectus, the Reoffer Prospectus, or the Preliminary Prospectus has been issued by the Commission, and the Basic Prospectus and the Reoffer Prospectus included as part of any of the Registration Statements as originally filed or as part of any amendment or supplement thereto, and the Preliminary
     Prospectus filed pursuant to Rule 424(b), conformed when so filed in all material respects with the requirements of the Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by the Underwriter expressly for use therein;

          (ii) The Registration Statements in the form in which they became or become effective and also in such form as they may be when any post-effective amendment thereto shall become effective, and the Final Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) and at the time of purchase and, if applicable, at the additional time of purchase, conformed or will conform in all material respects with the requirements of the Act, and did not or will not at any such times contain an untrue statement of a material fact

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     or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the statements made or to be made by the Partnership in such documents within the coverage of Rule 175(b) under the Act, including any statements with respect to the anticipated ratio of taxable income to distributions, were made or will be made with a reasonable basis and in good faith; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by the Underwriter expressly for use therein;

          (iii) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act; any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no such further document, when it is filed will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (iv) Each of the Partnership and the Operating Partnership has been duly formed and is validly existing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"), with power and authority (partnership and other) to own or lease its properties and to conduct its business, in each case as described in the Final

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     Prospectus,  and has been duly qualified or registered as a foreign limited partnership for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification or registration (except where the failure to be so qualified or registered would not have a material adverse effect upon the business, prospects, financial condition or results of operations of the Ferrellgas Parties, taken as a whole, or subject the Partnership or the holders of Common Units to any material liability or disability);

          (v) The General Partner has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, with power and authority (corporate and other) to own or lease its properties, to conduct its business and to act as general partner of the Partnership and of the Operating Partnership, in each case as described in the Final Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification (except where the failure to be so qualified would not have a material adverse effect upon the business, prospects, financial condition or results of operations of the Ferrellgas Parties, taken as a whole, or subject the Partnership or the holders of Common Units to any material liability or disability);

          (vi) The General Partner is the sole general partner of the Partnership with a general partner interest in the Partnership of 1.0%; such general partner interest has been duly authorized and validly issued and is fully paid (to the extent required); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, charges or claims (except for such liens, encumbrances, charges or claims as are not, individually or in the aggregate, material to the ownership, use or value thereof or as disclosed in the Registration Statements and the Final Prospectus (or any amendment or supplement thereto));

          (vii) The General Partner is the sole general partner of the Operating Partnership with a general partner interest in the Operating Partnership of 1.0101%; such general partner interest has been duly authorized and validly issued and is fully paid (to the extent required); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, charges or claims (except for such liens, encumbrances,

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     charges or claims as are not, individually or in the aggregate, material to the ownership, use or value thereof or as disclosed in the Registration Statements and the Final Prospectus (or any amendment or supplement thereto));

          (viii) The Partnership is the sole limited partner of the Operating Partnership, with a limited partner interest of 98.9899%; such limited partner interest has been duly authorized by the Operating Partnership Agreement (as defined below), and was validly issued and is fully paid and non-assessable (except as non-assessability may be affected by certain provisions of the Delaware Act); and the Partnership owns such limited partner interest in the Operating Partnership free and clear of all liens, encumbrances, charges or claims (except for such liens, encumbrances, charges or claims as are not, individually or in the aggregate, material to the ownership, use or value thereof or as disclosed in the Registration Statements and the Final Prospectus (or any amendment or supplement thereto));

          (ix) All outstanding Common Units and the limited partner interests represented thereby have been duly authorized and validly issued and are fully paid and non-assessable (except as non-assessability may be affected by certain provisions of the Delaware Act);

          (x) The Partnership Units to be issued to the Underwriter and the limited partner interests represented thereby are duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable (except as non-assessability may be affected by certain provisions of the Delaware Act); and the Unitholder Units and the limited partner interests represented thereby are duly authorized and, when issued and paid for as provided herein and in accordance with the Second Amended and Restated Ferrellgas Unit Option Plan (the "Option Plan"), will be validly issued, fully paid and non-assessable (except as non-assessability may be affected by certain provisions of the Delaware Act);

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          (xi) Except as disclosed in the Registration  Statements and the Final
     Prospectus  (or  any  amendment  or  supplement  thereto),   there  are  no
     preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership or the Operating Partnership pursuant to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (as it may be amended and restated at or prior to the time of purchase, the "Partnership Agreement") or the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as it may be amended and restated at or prior to the time of purchase, the "Operating Partnership Agreement," and together with the Partnership Agreement, the "Partnership Agreements") or other governing documents or any agreement or other instrument to which the Partnership or the Operating Partnership is a party or by which either of them may be bound (except, in the case of restrictions upon voting or transfer, where such restrictions would not subject the Partnership or the holders of Common Units to any material liability or disability); the capitalization of the Partnership is in all material respects as described in the Final Prospectus under the caption "Capitalization," and the Common Units, the Senior Units (as defined in the Partnership Agreement) and the Partnership Agreements conform in all material respects to the descriptions thereof contained in the Final Prospectus;

          (xii) All of the outstanding shares of capital stock of the General Partner have been duly authorized and validly issued and are fully paid and non-assessable; and all of such shares are owned by Ferrell Companies, Inc. ("Ferrell"), free and clear of all liens, encumbrances, equities or claims (except for such liens, encumbrances, equities or claims as are not, individually or in the aggregate, material to the ownership, use or value thereof or as disclosed in the Registration Statements and the Final Prospectus (or any amendment or supplement thereto));

          (xiii) The execution and delivery of, and the performance by each of the Ferrellgas Parties of their respective obligations under, this Agreement have been duly authorized by each of the Ferrellgas Parties, and this Agreement has been duly executed and delivered by each of the Ferrellgas Parties and constitutes the valid and legally binding agreement of each of the Ferrellgas Parties, enforceable against each of them in


                                      -9-
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     accordance with its terms,  subject to bankruptcy,  insolvency,  fraudulent
     transfer,   reorganization,   moratorium   and  similar   laws  of  general
     applicability relating to or affecting creditors' rights and to general equity principles, and limitations under federal or state securities laws with respect to the rights to indemnification or contribution hereunder; the Partnership Agreement has been duly authorized, executed and delivered by the General Partner for itself and as attorney-in-fact for each of the limited partners of the Partnership pursuant to the powers of attorney granted by the Partnership Agreement, and is a valid and legally binding agreement of the General Partner and each of the limited partners of the Partnership, enforceable against the General Partner and each of the limited partners of the Partnership in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting
     creditors'  rights  and  to  general  equity   principles;   the  Operating
     Partnership Agreement has been duly authorized, executed and delivered by the General Partner and the Partnership and is a valid and legally binding agreement of the General Partner and the Partnership, enforceable against the General Partner and the Partnership in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (xiv) The issuance and sale of the Units by the Partnership, and the execution, delivery and performance by the Ferrellgas Parties of this Agreement and the consummation by each of the Ferrellgas Parties of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Ferrellgas Parties is a party or by which any of the Ferrellgas Parties is bound or to which any of their properties or assets is subject, (ii) result in any violation of the provisions of the certificate or agreement of limited partnership or of the charter or bylaws or other organizational documents of any of the Ferrellgas Parties or (iii) result in a violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of them or any of their properties, except in

                                      -10-
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     the case of clause (i) or (iii) where such conflict,  breach,  violation or default will not prevent the consummation of the transactions contemplated herein and would not have a material adverse effect upon the business, prospects, financial condition or results of operations of the Ferrellgas Parties, taken as a whole, or subject the Partnership or the holders of Common Units to any material liability or disability; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Units by the Partnership or the consummation by the Ferrellgas Parties of the transactions contemplated hereby, except (i) the registration under the Act of the Units or (ii) such consents, approvals, authorizations, orders, registrations or qualifications (A) as have been, or prior to the time of purchase will be, obtained or (B) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriter;

          (xv) Except as disclosed in the Registration Statements and the Final Prospectus (or any amendment or supplement thereto), there are no legal or governmental proceedings pending to which any of the Ferrellgas Parties is a party or of which any of their respective properties is the subject, which, if determined adversely to such person, would, individually or in the aggregate, have material adverse effect upon the business, prospects, financial condition or results of operations of the Ferrellgas Parties, taken as a whole; and to the knowledge of the Ferrellgas Parties, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (xvi) The statements made in the Final Prospectus under the caption "Description of Common Units, Senior Units and Deferred Participation Units," insofar as they purport to constitute summaries of the terms of the Common Units, Senior Units and Deferred Participation Units, under the caption "Tax Consequences", under the caption "Tax Considerations", and under the caption "Conflicts of Interest and Fiduciary Responsibilities" insofar as they describe the provisions of the documents therein described, are accurate, complete and fair summaries in all material respects;

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          (xvii)  Each of the  Ferrellgas  Parties  carries,  or is covered  by, insurance  in such  amounts  and  covering  such  risks  as is  customarily
     obtained  by   businesses   similarly   situated,   taking   into   account
     self-insurance;

          (xviii) None of the Ferrellgas Parties is in, nor will consummation of the transactions contemplated hereby result in: (i) violation of its agreement of limited partnership or charter, as the case may be; or (ii) default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) in the due performance or observance of any term, covenant or condition contained in any agreement, indenture or instrument to which it or its property may be subject, or violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject, which default or violation, individually or in the aggregate, would have a material adverse effect upon the business, prospects, financial condition or results of operations of the Ferrellgas Parties, taken as a whole, or subject the Partnership or the holders of Common Units to any material liability or disability;

          (xix) Except as disclosed in the Registration Statements and the Final Prospectus (or any amendment or supplement thereto), each of the Ferrellgas Parties possess, and are operating in compliance in all material respects with, all certificates, authorities or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to conduct the business currently (or, as described or contemplated in the Final Prospectus, to be) operated by them, except for such certificates, authorizations or permits which, if not obtained, would not have, individually or in the aggregate, a material adverse effect upon the ability of the Ferrellgas Parties to conduct their businesses in all material respects as currently conducted and as contemplated by the Final Prospectus to be conducted; and, except as disclosed in the Registration Statements and the Final Prospectus (or any amendment or supplement thereto), none of the Ferrellgas Parties has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or filing, would have a material adverse effect upon the ability of the Ferrellgas Parties to conduct their businesses in all material respects as currently conducted and as contemplated by the Final Prospectus to be conducted;

          (xx) None of the Ferrellgas Parties has any subsidiaries (other than the Partnership and the Operating Partnership themselves) which, individually or considered as a whole, would be deemed to be a significant subsidiary (as defined in Rule 405 under the Act);

          (xxi) The financial statements (including the related notes and supporting schedules) included in the Registration Statements and the Final Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except to the extent disclosed therein. The other financial information set forth in the Registration Statements or the Final Prospectus accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived, except as disclosed therein. The pro forma financial statements and other pro forma financial information included or incorporated by reference in the Registration Statements or the Final Prospectus (i) present fairly in all material respects the information shown therein, (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included or incorporated by reference in the Registration Statements or the Final Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules of the Partnership are required by the Act or the Exchange Act to be included in the Registration Statements or the Final Prospectus; and the Partnership and the Ferrellgas Parties do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statements and the Prospectus.

          (xxii) Except as disclosed in the Registration Statements and the Final Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statements and the Final Prospectus (or any amendment or supplement thereto), (i) none of the Ferrellgas Parties has incurred any liability or obligation, indirect, direct or contingent (including off-balance sheet obligations), or entered into any transactions, not in the ordinary course of business, that, singly or in the aggregate, is material to the Ferrellgas Parties, taken as a whole, (ii) there has not been any material change in the capitalization, or material increase in the short-term debt or long-term debt, of the Partnership and the Operating Partnership, taken as a whole, and (iii) there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, singly or in the aggregate, a prospective material adverse change in the business, prospects, financial condition or results of operations of the Ferrellgas Parties, taken as a whole;

          (xxiii) There are no legal or governmental proceedings pending or, to the knowledge of the Ferrellgas Parties, threatened, against any of the Ferrellgas Parties or any of their subsidiaries, or to which any of the Ferrellgas Parties or any of their subsidiaries is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statements or the Final Prospectus but are not described as required; there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statements or the Final Prospectus or to be filed as an exhibit to any of the Registration Statements that are not described or filed as required by the Act; and there are no relationships or transactions with management or affiliates of the Partnership that are required to be described in the Registration Statements or the Final Prospectus that are not so described as required by the Act;

          (xxiv) The Ferrellgas Parties and their subsidiaries have good and marketable title to all real property and good title to all personal property described in the Final Prospectus as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except
     (i) as described in the Final Prospectus and (ii) such as do not materially interfere with the use of such properties, taken as a whole, as described in the Final Prospectus, including liens, claims, security interests and other encumbrances pursuant to mortgage and/or security agreements given as security for certain non-compete agreements with the prior owners of certain businesses previously acquired by the Ferrellgas Parties and their subsidiaries; and all real property and buildings held under lease by any of the Ferrellgas Parties or any of their subsidiaries are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties, taken as a whole, as described in the Final Prospectus;

          (xxv) Except as disclosed in the Registration Statements and the Final Prospectus (or any amendment or supplement thereto) and except as would not have a material adverse effect upon the business, prospects, financial condition or results of operations of the Ferrellgas Parties, taken as a whole, (i) none of the Ferrellgas Parties or their subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code or rule of common law, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) the Ferrellgas Parties and their subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Ferrellgas Parties, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any

     Environmental Law against the Ferrellgas Parties or any of their subsidiaries or any of their respective properties, and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against the Ferrellgas Parties or any of their subsidiaries or any of their respective properties relating to Hazardous Materials or any Environmental Laws;

          (xxvi) None of the Ferrellgas Parties has taken, and none of such entities shall take any action that would result in a violation of Section
     242.102 of Regulation M promulgated under the Exchange Act in connection with the sale of the Common Units;

          (xxvii) Deloitte & Touche LLP, who have certified certain financial statements of the Partnership and the General Partner included in the Registration Statements and the Final Prospectus, are independent public accountants with respect to the Partnership and the General Partner as required by the Act;

          (xxviii) Each of the Ferrellgas Parties is, and after giving effect to the offering and the sale of the Units, will be, exempt from regulation as an "investment company," a person "controlled by" an "investment company" or an "affiliated person" of or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (xxix) Each of the Ferrellgas Parties is, and after giving effect to the offering and the sale of the Units, will be, exempt from regulation as a "holding company" or a "subsidiary company" of a "holding company" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

          (xxx) The Partnership maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary (A) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and (B) to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (xxxi) The Partnership has established and maintains disclosure controls and procedures (as such terms are defined in Rule 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner's Chief Executive Officer and Chief Financial Officer by others within the General Partner, and such disclosure controls and procedures are effective to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner's Chief Executive Officer and Chief Financial Officer by others within the General Partner; the Partnership's auditors and the Audit Committee of the Board of Directors of the General Partner have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Partnership's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Partnership's internal controls; any material weaknesses in internal controls have been identified for the Partnership's auditors; and since the date of the most recent evaluation of the effectiveness of the design and operation of the Partnership's disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including no corrective actions with respect to significant deficiencies and material weaknesses in the Partnership's internal controls; and

          (xxxii) Subject to the provisions of Sections 13(k)(2) and (3) of the Exchange Act and since July 30, 2002, the Partnership has not, directly or indirectly, including through any subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the General

     Partner; except, with respect to any extension of credit maintained by the Partnership on July 30, 2002, for which there has been no material modification to any term of any such extension of credit or any renewal of such extension of credit on or after July 30, 2002.

     (b) Each Selling Unitholder represents and warrants to the Underwriter that:

          (i) The Selling Unitholder has, or prior to the time of the purchase will have, irrevocably exercised its option to purchase his Unitholder Units in accordance with the Option Plan;

          (ii) The Selling Unitholder has granted an irrevocable power of attorney pursuant to a Custody Agreement and Power of Attorney dated on or prior to the date hereof (the `Power of Attorney") to the person named therein, on behalf of the Selling Unitholder, to execute and deliver this Agreement and any other documents necessary or desirable in connection with the transactions contemplated hereby;

          (iii) The Selling Unitholder has, or prior to the time of purchase will have, valid and unencumbered title to the Unitholder Units to be delivered by the Selling Unitholder at the time of purchase and full right, power and authority to enter into this Agreement and the Power of Attorney and to sell, assign, transfer and deliver the Unitholder Units to be delivered on behalf of the Selling Unitholder at the time of purchase and upon delivery of and payment for the Unitholder Units at the time of purchase the Underwriter will acquire valid and unencumbered title to the Unitholder Units to be delivered by the Partnership on behalf of the Selling Unitholder at the time of purchase;

          (iv) The Power of Attorney has been duly executed and delivered by the Selling Unitholder and this Agreement has been duly executed and delivered on behalf of the Selling Unitholder by the Attorney-in-Fact (as defined in the Power of Attorney), and each of the Power of Attorney and this Agreement constitutes the valid and legally binding agreement of the Selling Unitholder, enforceable against him in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and, with respect to this Agreement, limitations under federal or state securities laws with respect to the rights to indemnification or contribution hereunder;

          (v) The sale of the Unitholder Units by the Selling Unitholder, and the execution, delivery and performance by the Selling Unitholder of this Agreement and the Power of Attorney and the consummation by the Selling Unitholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Unitholder is a party or by which the Selling Unitholder may be bound or to which his properties or assets is subject; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the sale of the Units by the Selling Unitholder or the consummation by the Selling Unitholder of the transactions contemplated hereby, except (i) the registration under the Act of the Unitholder Units or (ii) such consents, approvals, authorizations, orders, registrations or qualifications (A) as have been, or prior to the time of purchase will be, obtained, or (B) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Unitholder Units by the Selling Unitholder;

          (vi) The Final Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) and at the time of purchase and, if applicable, at the additional time of purchase, conformed or will conform in all material respects with the requirements of the Act, and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty by the Selling Unitholder in such capacity shall apply only to the statements with respect to such Unitholder set forth in the Final Prospectus under the heading "--Selling Unitholders;" and

          (vii) There are no contracts, agreements or understandings between the Selling Unitholder and any person that would give rise to a valid claim against the Partnership or the Underwriter for a brokerage commission, finder's fee or other like payment.

     4.  Certain  Covenants of the Partnership and the Selling  Unitholders.

     (a) Each of the Partnership and the General Partner hereby agrees:

          (i) to furnish such information as may be required and otherwise to cooperate in qualifying the Units for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Units; provided that the Partnership shall not be required to qualify as a foreign partnership or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Units); and to promptly advise you of the receipt by the Partnership of any notification with respect to the suspension of the qualification of the Units for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (ii) during the period of time referred to in the second sentence in sub-paragraph (v) below, to advise you and counsel for the Underwriter promptly and, if requested by you, to confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to any of the Registration Statements, the Basic Prospectus, the Reoffer Prospectus, the Preliminary Prospectus or the Final Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of any of the Registration Statements or of the suspension of qualification of the Units for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and
     (iii) of any change in the business, prospects, financial condition or results of operations of any of the Ferrellgas Parties, or of the happening of any event, which makes any statement of a material fact made in the Registration Statements, the Preliminary Prospectus or the Final Prospectus (as then amended or supplemented) untrue or that requires the making of any additions to or changes in the Registration Statements, the Preliminary Prospectus or the Final Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Preliminary Prospectus or the Final Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time within the period of time referred to in the second sentence in sub-paragraph (v) below, the Commission shall issue any stop order suspending the effectiveness of any of the Registration
     Statements, the Partnership and the General Partner will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time;

          (iii) to furnish to you, at your request and without charge, (i) one signed copy of each of the Registration Statements as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the Registration Statements, (ii) such number of conformed copies of the Registration Statements as originally filed and of each amendment thereto, but without exhibits, as you may request, (iii) such number of copies of the Incorporated Documents, without exhibits, as you may request, and (iv) such number of copies of the exhibits to the Incorporated Documents as you may request;

          (iv) prior to the end of the period of time referred to in the second sentence in sub-paragraph (v) below, not to file any amendment to the Registration Statements or make any amendment or supplement to the Preliminary Prospectus or the Final Prospectus, or file any document that, upon filing, becomes an Incorporated Document, of which you and counsel for the Underwriter shall not previously have been advised or to which, after you and counsel for the Underwriter shall have received a copy of the document proposed to be filed, you shall reasonably object; provided that your consent shall not be unreasonably withheld or delayed;

          (v) to cause the Final Prospectus to be filed pursuant to, and in compliance with, Rule 424(b). As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriter a prospectus is required by the Act to be delivered in connection with sales of the Units by the

     Underwriter or dealer, the Partnership and the General Partner will expeditiously deliver to the Underwriter and each dealer, without charge, as many copies of the Final Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Partnership and the General Partner consent to the use of the Preliminary Prospectus or the Final Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Units are offered by Underwriter and by all dealers to whom Units may be sold, both in connection with the offering and sale of the Units and for such period of time thereafter as the Final Prospectus is required by the Act to be delivered in connection with sales of the Units by the Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Partnership or the General Partner or in the opinion of counsel for the Underwriter is required to be set forth in the Final Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Final Prospectus (or to file under the Exchange Act any document that, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Partnership and the General Partner will forthwith prepare and, subject to the provisions of sub-paragraph (iv) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriter and dealers a reasonable number of copies thereof. In the event that the Partnership or the General Partner and the Underwriter agree that the Final Prospectus should be amended or supplemented, the Partnership and the General Partner, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement;

          (vi) to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the "effective date of the Registration Statement" (as defined in Rule 158(c) of the Act), where the relevant registration statement is the S-3 Registration Statement, an earnings statement of the Partnership (which need not be audited) complying with Section 11(a) of the Act;

          (vii) to apply the net proceeds from the sale of the Units in the manner set forth under the caption "Use of Proceeds" in the Final Prospectus;

          (viii) not to issue, sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any Common Units or securities convertible into or exchangeable or exercisable for Common Units (including, but not limited to, any Senior Units) or warrants or other rights to purchase Common Units or any other securities of the Partnership that are substantially similar to Common Units or permit the registration under the Act of any Common Units or Senior Units, except for the registration of the Units and the sales to the Underwriter pursuant to this Agreement and except for (i) issuances of Common Units upon the exercise of outstanding options, (ii) the issuance of Common Units upon conversion of Senior Units as required by lenders to whom the Senior Units are pledged, (iii) the registration of Senior Units or Common Units issued upon conversion of Senior Units as required by lenders to whom the Senior Units are pledged, or (iv) issuances of Common Units in connection with the acquisition of assets, businesses or the capital stock or other ownership of businesses by the Partnership or the Operating Partnership if the recipient(s) of such Common Units agree in writing to substantially similar terms to the terms of the letters referred to in
     Section 6(h) of this Agreement during the balance of the period covered by those letters, which agreement shall name the Underwriter as an intended beneficiary, for a period of ninety days after the date hereof, without the prior written consent of the Underwriter;

          (ix) if any Selling Unitholder shall default in his obligation to sell and deliver all his Unitholder Units set forth in Schedule A hereto (such Selling Unitholder being referred to herein as a "Defaulting Unitholder") to the Underwriter at the time of purchase, the Partnership, in addition to its obligations to sell and deliver the Partnership Units to the Underwriter, shall sell and deliver to the Underwriter that number of additional Common Units equal to the number of Unitholder Units which the

     Defaulting Unitholder failed to sell and deliver as provided herein at the time of purchase and the Underwriter will pay the purchase price for those additional Common Units to the Partnership in accordance with Section 2 hereof, it being understood that, in such event, all references herein to Partnership Units shall include such additional Common Units;

          (x) to use its best efforts to cause the Common Units to be listed on the NYSE; and

          (xi) to pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriter except as set forth under Section 5 hereof or (iii) below) in connection with (i) the preparation and filing of the Registration Statements, the Preliminary Prospectus, the Reoffer Prospectus, the Final Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriter and to dealers (including costs of mailing and shipment), (ii) the issuance, sale and delivery of the Units by the Partnership, (iii) the qualification of the Units for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel to the Underwriter) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriter and to dealers, (iv) any listing of the Units on any securities exchange and any registration thereof under the Exchange Act, (v) the filing for review of the public offering of the Units by the National Association of Securities Dealers, Inc., and (vi) the performance of the Partnership's other obligations hereunder.

     (b) Each Selling Unitholder hereby agrees:

               (i) To sign letters acceptable to the Underwriter to the effect that he shall not sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any Common Units or securities convertible into or exchangeable or exercisable for Common Units (including, but not limited to, any Senior Units) or warrants or other rights to purchase Common Units or any other securities of the Partnership that are substantially similar to the Common Units for a period of 90 days after the date of the Final Prospectus without the Underwriter's prior written consent or as otherwise set forth therein;

               (ii) In connection  with the Units,  not to, and to cause each of his affiliates not to (other than the Ferrellgas Parties, as to which the Selling Unitholder makes no covenant), take, directly or indirectly, any action designed to cause or result, or that has constituted or might reasonably constitute, the stabilization or manipulation of the price of any securities of the Partnership; and

               (iii) During the period of time referred to in the second sentence of sub-paragraph (a)(v) above, to advise you and counsel for the Underwriter promptly and, if requested by you, to confirm such advice in writing, of any change in the information with respect to such Selling Unitholder set forth in the Preliminary Prospectus or Final Prospectus under the heading "Selling Unitholder."

     5. Reimbursement of Underwriters' Expenses. If the Units are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 7 hereof, the Partnership shall, in addition to paying the amounts described in Section 4(a)(x) hereof, reimburse the
Underwriter for all of its out-of-pocket expenses, including the fees and disbursements of its counsel.

     6.  Conditions  of  Underwriter's  Obligations.   The  obligations  of  the
Underwriter hereunder are subject to the accuracy of the representations and warranties set forth in this Agreement on the part of the Partnership and the Selling Unitholders on the date hereof and at the time of purchase (and the obligations of the Underwriter at the additional time of purchase are subject to the accuracy of the representations and warranties set forth in this Agreement on the part of the Partnership and the Selling Unitholders on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Partnership and the Selling Unitholders of their obligations hereunder and to the following additional conditions precedent:

      (a) The Partnership shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Mayer, Brown, Rowe & Maw, counsel for the Partnership, addressed to the Underwriter, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Vinson & Elkins L.L.P., counsel for the Underwriter, stating that:

          (i) Each of the Partnership and the Operating Partnership has been duly formed and is validly existing as a limited partnership under the Delaware Act, with power and authority to own or lease its properties and to conduct its business as described in the Final Prospectus;

          (ii) The General Partner has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties, to conduct its businesses and to act as general partner of the Partnership and of the Operating Partnership, in each case as described in the Final Prospectus;

          (iii) The Partnership is duly qualified or registered as a foreign limited partnership for the transaction of business and is in good standing under the laws of the State of Missouri;

          (iv) The Operating Partnership is duly qualified or registered as a foreign limited partnership to transact business and is in good standing under the laws of the State of Missouri;

          (v) The General Partner is duly qualified or registered as a foreign corporation and is in good standing under the laws of the State of Missouri;

          (vi) The General Partner is the sole general partner of the Partnership and the Operating Partnership with a general partner interest in the Partnership of 1.0% and a general partner interest in the Operating Partnership of 1.0101%; such general partner interests have been duly authorized and validly issued and are fully paid, and are owned by the General Partner free and clear of all liens, encumbrances, charges or claims of record (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or

     (B) otherwise known to such counsel, other than those created by or arising under the Delaware Act;

          (vii) The Partnership is the sole limited partner of the Operating Partnership, with a limited partner interest of 98.9899%; such limited partner interest has been duly authorized and validly issued and is fully paid and non-assessable (except as non-assessability may be affected by certain provisions of the Delaware Act); and, the Partnership owns such limited partner interest in the Operating Partnership free and clear of all liens, encumbrances, charges or claims of record (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, other than those created by or arising under the Delaware Act or disclosed in the Registration Statements and the Final Prospectus (or any amendment or supplement thereto);

          (viii) The Partnership Units issued to the Underwriter, including any Additional Units that may be issued at the time of purchase or the additional time of purchase, as the case may be, and the limited partner interests represented thereby have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable (except as non-assessability may be affected by certain provisions of the Delaware Act);

          (ix) The Unitholder Units and the limited partner interests represented thereby have been duly authorized and, when issued and paid for in accordance with the terms of the Option Plan, will be validly issued, fully paid and non-assessable (except as non-assessability may be affected by certain provisions of the Delaware Act).

          (x) Except as disclosed in the Registration Statements and the Final Prospectus (or any amendment or supplement thereto), there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership or the Operating Partnership pursuant to either of the Partnership Agreements or other governing documents or any agreement or other instrument identified in any exhibit list to the Incorporated Documents to which the Partnership or the Operating Partnership is a party or by which either of them is bound (except, in the case of restrictions upon voting or transfer, where such restrictions would not subject the Partnership or the holders of Common Units to any material liability or disability);

          (xi) The Partnership Agreement, the Operating Partnership Agreement and this Agreement have been duly authorized, executed and delivered by each of the Ferrellgas Parties, as the case may be, the Power of Attorney has been duly executed and delivered by the Selling Unitholders and this Agreement has been duly executed and delivered by the Attorney-in-Fact on behalf of the Selling Unitholders pursuant to the Power of Attorney, and each of the Partnership Agreement and the Operating Partnership Agreement constitutes a valid and legally binding agreement of each of the Ferrellgas Parties, as the case may be, enforceable against such person, as the case may be, in accordance with their respective terms, in each case, subject to
     (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, (B) limitations imposed by public policy, applicable law relating to fiduciary duties and the judicial imposition of an implied covenant of good faith and fair dealing and (C) limitations under federal or state securities laws with respect to the rights to indemnification or contribution hereunder;

          (xii) The statements set forth in the Final Prospectus under the caption "Description of Common Units, Senior Units and Deferred Partnership Units" insofar as they purport to constitute summaries of the terms of the Common Units, Senior Units and Deferred Partnership Units, under the caption "Tax Consequences", under the caption "Tax Considerations" insofar as they describe the provisions of the documents therein described, are accurate, complete and fair summaries in all material respects;

          (xiii) The issuance and sale of the Units by the Partnership and the execution, delivery and performance by the Ferrellgas Parties of this Agreement and the consummation by each of the Ferrellgas Parties of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified in any exhibit list to the Incorporated Documents, nor will such action result in any breach of the provisions of the Partnership Agreement or the Operating Partnership Agreement or of the charter or bylaws of any of the Ferrellgas Parties or, to the knowledge of such counsel, violate any federal law of the United States or any rules or regulations adopted by a governmental agency thereof applicable to the Ferrellgas Parties, excluding in each case any violations which, individually or in the aggregate, would not have a material adverse effect upon the holders of Common Units or on the business, prospects, financial condition or results of operations of any of the Ferrellgas Parties, taken as a whole; provided, however, that, for the purposes of this sub-paragraph (xiii), no opinion is expressed with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws;

          (xiv) No consent, approval, authorization, order, registration or qualification of or with any United States federal court or governmental agency or body having jurisdiction over any of the Ferrellgas Parties or any of their properties or, to the knowledge of such counsel, the Selling Unitholders is required for the issuance and sale of the Units by the Partnership or for the consummation by the Ferrellgas Parties or the Selling Unitholders of the transactions contemplated by this Agreement, except in each case for such consents, approvals, authorizations, orders, registrations or qualifications (A) as have been obtained, (B) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriter or (C) as the failure to obtain would not, individually or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Ferrellgas Parties, taken as a whole;

          (xv) To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against any of the Ferrellgas Parties or to which any property of any of them is subject that would be required to be disclosed in the Final Prospectus and are not so disclosed;

          (xvi) Each of the Ferrellgas Parties is exempt from regulation as an "investment company," a person "controlled by" an "investment company" or an "affiliated person" of or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act;

          (xvii) Each of the Ferrellgas Parties is exempt from regulation as a "holding company" or a "subsidiary company" of a "holding company" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

          (xviii) The Registration Statements have been declared effective by the Commission under the Act; and to the knowledge of such counsel no stop order suspending the effectiveness of any of the Registration Statements has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; and

          (xix) The Registration Statements and the Final Prospectus and any further amendments and supplements thereto made by the Partnership prior to the time of purchase or the additional time of purchase, as the case may be, (other than the financial statements and related schedules and other financial data contained therein, as to which such counsel need express no opinion) appear on their face to comply as to form in all material respects with the requirements of the Act.

     Such counsel shall also deliver a letter to the effect that they have participated in conferences with officers and other representatives of the
Partnership, representatives of the independent public accountants of the Partnership and representatives and counsel of the Underwriter at which the contents of the Registration Statements and the Final Prospectus and related matters were discussed and based on such participation and review, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Final Prospectus and such counsel has made no independent check or verification thereof (except as and to the extent stated in sub-paragraph (xii) above), on the basis of the foregoing no facts have come to such counsel's attention that have caused them to believe that (A) the

Registration Statements at the time such Registration Statements became effective and as of the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Final Prospectus, as of its date and as of the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) any amendment or supplement to the Final Prospectus, as of its respective date, and as of the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial data included in the Registration Statements or Final Prospectus).

     In addition, such counsel shall have furnished to you their written opinion, dated as of the time of purchase or the additional time of purchase, as the case may be, in form and substance satisfactory to you in your reasonable judgment, with respect to the legal conclusions described in the Final Prospectus under the captions "Tax Consequences" and "Tax Considerations."

     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of the Partnership and the Operating Partnership and of officers and employees of the General Partner and Ferrell and upon information obtained from public officials, and may assume that the signatures on all documents examined by such counsel are genuine, (B) state that their opinion is limited to federal laws, the Delaware Act and the Delaware General Corporation Law and (C) state that they express no opinion with respect to state or local tax statutes to which any of the limited partners of the Partnership or any of the Ferrellgas Parties may be subject.

     (b) You shall have received from Deloitte & Touche LLP, letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriter (with reproduced copies for the Underwriter) in the forms heretofore approved by the Underwriter.

     (c) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the favorable opinion of Vinson & Elkins L.L.P., counsel for the Underwriter, dated the time of purchase or the additional time of purchase, as the case may be, with respect to such matters as may be reasonably requested by the Underwriter.

     (d) All filings, if any, required by Rule 424(b) shall have been timely made; and no stop order suspending the effectiveness of the any of the Registration Statements shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

     (e) (i) None of the Ferrellgas Parties shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus, and (ii) since the respective dates as of which information is given in the Final Prospectus there shall not have been any change in the capitalization or long-term debt of the Ferrellgas Parties, taken as a whole, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, security holders' equity or results of operations of the Ferrellgas Parties, taken as a whole, otherwise than as set forth or contemplated in the Final Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Common Units being delivered at such time of purchase on the terms and in the manner contemplated in the Final Prospectus;

     (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Partnership's or the Operating Partnership's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)-(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Partnership's or the Operating Partnership's debt securities;

     (g) There shall have been furnished to you at such time of purchase certificates satisfactory to you, signed on behalf of the General Partner by a President or Vice President thereof and on behalf of the Partnership by the General Partner by an authorized officer thereof to the effect that:

          (i) In the case of the Partnership (A) the representations and warranties of the Partnership contained in this Agreement are true and correct at and as of such time of purchase as though made at and as of such time of purchase; (B) the Partnership has duly performed all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to such time of purchase; (C) no stop order suspending the effectiveness of the any of the Registration Statements has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Ferrellgas Parties, threatened by the Commission, and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied; (D) the Units have been duly listed, subject only to official notice of issuance, on the NYSE; and (E) no event contemplated by subsection (f) of this Section 6 in respect of the Partnership or the Operating Partnership shall have occurred; and

          (ii) In the case of the General Partner (A) the representations and warranties of the General Partner contained in this Agreement are true and correct at and as of such time of purchase as though made at and as of such time of purchase; and (B) the General Partner has duly performed all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to such time of purchase.

     (h) You shall have received letters from each of the directors and officers of the General Partner, including from each of the Selling Unitholders, and certain of its affiliates, including Ferrell and JEF Capital Management, Inc., to the effect that such persons shall not sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any Common Units or securities convertible into or exchangeable or exercisable for Common Units (including, but not limited to, any Senior Units) or warrants or other rights to purchase Common Units or any other securities of the Partnership that are substantially similar to the Common Units for a period of 90 days after the date of the Final Prospectus without the Underwriter's prior written consent or as otherwise set forth therein; and

     (i) The Units shall have been approved for listing on the NYSE, subject only to official notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

     7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

     The obligations of the Underwriter hereunder shall be subject to termination in your absolute discretion, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statements and the Final Prospectus, there has been any material adverse and unfavorable change, financial or otherwise, in the operations, business, condition or prospects of the Partnership and the Operating Partnership taken as a whole, which would, in your judgment, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units on the terms or in the manner contemplated in the Registration Statements and the Final Prospectus, or (y) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice shall have been given of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement, in the rating accorded any securities of or guaranteed by the Partnership or the Operating Partnership by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act or, (z) since the time of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the NASDAQ National Market; (ii) a suspension or material limitation in trading in the Partnership's securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) above in your judgment make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units on the terms and in the manner contemplated in the Registration Statements and the Final Prospectus.

     If you elect to terminate this Agreement as provided in this Section 7, the Partnership and each Selling Unitholder shall be notified promptly by letter or telegram.

     If the sale to the Underwriter of the Units, as contemplated by this Agreement, is not carried out by the Underwriter for any reason permitted under this Agreement or if such sale is not carried out because the Partnership or the Selling Unitholders shall be unable to comply with any of the terms of this Agreement, the Partnership or the Selling Unitholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(j), 5 and 8 hereof), and the Underwriter shall be under no obligation or liability to the Partnership or the Selling Unitholders under this Agreement (except to the extent provided in Section 8 hereof).

     8. Indemnity and Contribution.

     (a) The Ferrellgas Parties agree, jointly and severally, to indemnify, defend and hold harmless the Underwriter, its partners, directors and officers, and any person who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Underwriter or any such person may incur under the Act, the Exchange Act, common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, Reoffer Prospectus or the Final Prospectus or in the Registration Statements or in any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Underwriter to the Partnership expressly for use with reference to the Underwriter in such Registration Statement, such Preliminary Prospectus, such Reoffer Prospectus, or such Final Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement, such Preliminary Prospectus, such Reoffer Prospectus, or such Final Prospectus or necessary to make such information not misleading, provided, however, that the indemnity agreement contained in this subsection (a) with respect to the Preliminary Prospectus (or any amendment or supplement thereto) shall not inure to the benefit of the Underwriter (or to the benefit of any person controlling the Underwriter) from whom the person asserting any such loss, damage, expense, liability or claim purchased the Units that are the subject thereof if the Final Prospectus corrected any such alleged untrue statement or omission and if the Underwriter failed to send or give a copy of the Final Prospectus to such person at or prior to the written confirmation of the sale of such Units to such person, unless the failure is the result of non-compliance by the Partnership and the General Partner with sub-paragraph (a)(ii) of Section 4 hereof.

     If any action, suit or proceeding (together, a "Proceeding") is brought against the Underwriter or any such person in respect of which indemnity may be sought against the Ferrellgas Parties pursuant to the foregoing paragraph, the Underwriter or such person shall promptly notify the Ferrellgas Parties in writing of the institution of such Proceeding and the Ferrellgas Parties shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Ferrellgas Parties shall not relieve the Ferrellgas Parties from any liability which the Ferrellgas Parties may have to the Underwriter or any such person or otherwise. The Underwriter or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Ferrellgas Parties in connection with the defense of such Proceeding or the Ferrellgas Parties shall not have, within a reasonable period of time in light of the circumstances employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Ferrellgas Parties (in which case the Ferrellgas Parties shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties but the Ferrellgas Parties may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Ferrellgas Parties), in any of which events the reasonable fees and expenses shall be borne by the Ferrellgas Parties and paid as incurred (it being understood, however, that the Ferrellgas Parties shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Ferrellgas Parties shall not be liable for any settlement of any such Proceeding effected without its written consent but if settled with the written consent of the Ferrellgas Parties, the Ferrellgas Parties agree to indemnify and hold harmless the Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (b) Each of the Selling Unitholders agree to indemnify, defend and hold harmless the Underwriter, its partners, directors and officers, and any person who controls the Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Underwriter or any such person may incur under the Act, the Exchange Act, common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus or the Final Prospectus or in the Registration Statements or in any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, provided, however that any Selling Unitholder in such capacity will only be liable in any such case to the extent such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact with respect to such Selling Unitholder contained in the Final Prospectus under the heading "--Selling Unitholders."

     If any  Proceeding  brought  against the  Underwriter or any such person in respect of which indemnity may be sought against the any of the Selling Unitholders pursuant to the foregoing paragraph, the Underwriter or such person shall promptly notify the relevant Selling Unitholder in writing of the institution of such Proceeding and the relevant Selling Unitholder shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the relevant Selling Unitholder shall not relieve the relevant Selling Unitholder from any liability which the relevant Selling Unitholder may have to the Underwriter or any such person or otherwise. The Underwriter or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the relevant Selling Unitholder in connection with the defense of such Proceeding or the relevant Selling Unitholder shall not have, within a reasonable period of time in light of the circumstances employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the relevant Selling Unitholder (in which case the relevant Selling Unitholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties but the relevant Selling Unitholder may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the relevant Selling Unitholder), in any of which events the reasonable fees and expenses shall be borne by the relevant Selling Unitholder and paid as incurred (it being understood, however, that the relevant Selling Unitholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such
Proceeding). The relevant Selling Unitholder shall not be liable for any settlement of any such Proceeding effected without its written consent but if settled with the written consent of the relevant Selling Unitholder, the relevant Selling Unitholder agrees to indemnify and hold harmless the Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (c) The Underwriter agrees to indemnify, defend and hold harmless the Ferrellgas Parties, their partners, directors and officers and any person who controls the Ferrellgas Parties within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and the Selling Unitholders from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Ferrellgas Parties, the Selling Unitholders or any such person may incur under the Act, the Exchange Act, common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Underwriter to the Partnership expressly for use with reference to the Underwriter in the Registration Statements, the
Preliminary Prospectus, the Reoffer Prospectus, the Final Prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statements, Preliminary Prospectus, Reoffer Prospectus, Final Prospectus or any amendment or supplement thereto or necessary to make such information not misleading. The Ferrellgas Parties and the Selling Unitholders acknowledge that the statements set forth in the last paragraph of the cover page of the Final Prospectus regarding delivery of the Units and, under the heading "Underwriting," (i) the sentences related to concessions and reallowances and (ii) the paragraph related to stabilization in the Preliminary Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Preliminary Prospectus or the Final Prospectus.

     If any Proceeding is brought against the Ferrellgas Parties, the Selling Unitholders or any such person in respect of which indemnity may be sought against the Underwriter pursuant to the foregoing paragraph, the Ferrellgas
Parties,  the Selling  Unitholders  or such  person  shall  promptly  notify the

Underwriter in writing of the institution of such Proceeding and the Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify the Underwriter shall not relieve the Underwriter, from any liability which the Underwriter may have to the Ferrellgas Parties, the Selling Unitholders or any such person or otherwise. The Ferrellgas Parties, the Selling Unitholders or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Ferrellgas Parties, the Selling Unitholders or such person unless the employment of such counsel shall have been authorized in writing by the Underwriter in connection with the defense of such Proceeding or the Underwriter shall not have employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Underwriter (in which case the Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), in any of which events the reasonable fees and expenses shall be borne by the Underwriter and paid as incurred (it being understood, however, that the Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Underwriter shall not be liable for any settlement of any such Proceeding effected without the written consent of the Underwriter but if settled with the written consent of the Underwriter, the Underwriter agrees to indemnify and hold harmless the Ferrellgas Parties, the Selling Unitholders and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under subsections (a), (b) and (c) of this Section 8 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Ferrellgas Parties, the Selling Unitholders and the Underwriter from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice specified in clause (a), (b) or (c) above, as applicable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Ferrellgas Parties, the Selling Unitholders and the Underwriter in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Ferrellgas Parties, the Selling Unitholders and the Underwriter shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Ferrellgas Parties and the Selling Unitholders and the total underwriting discounts and commissions received by the Underwriter, bear to the aggregate public offering price of the Units. The relative fault of the Ferrellgas

Parties, the Selling Unitholders and the Underwriter shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Ferrellgas Parties, Selling Unitholders or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any claim or Proceeding.

     (e) The Ferrellgas Parties, the Selling Unitholders and the Underwriter agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by the Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which the Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) The indemnity and contribution agreements contained in this Section 8 and the covenants, warranties and representations of the Ferrellgas Parties and the Selling Unitholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Underwriter, its directors and officers or any person (including each partner, officer or director of such person) who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Ferrellgas Parties, their directors or officers or any person who controls the Ferrellgas Parties within the meaning of Section 15 of the Act or

Section 20 of the Exchange Act or the Selling Unitholders, and shall survive any termination of this Agreement or the issuance and delivery of the Units. The Ferrellgas Parties, the Selling Unitholders and the Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Ferrellgas Parties, against any of the Ferrellgas Parties' officers or directors in connection with the issuance and sale of the Units, or in connection with the Registration Statements, the Base Prospectus, the Reoffer Prospectus, the Preliminary Prospectus, or the Final Prospectus.

     9. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriter, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, New York 10171-0026, Attention:
Syndicate Department, and, if to the Ferrellgas Parties or the Selling Unitholders, shall be sufficient in all respects if delivered or sent to the Partnership at the offices of the Partnership at One Liberty Plaza, Liberty, Missouri 64068, Attention: Chief Financial Officer.

     10. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     11. Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided. Each party to this Agreement agrees that (i) no other party to this Agreement (including its agents and representatives) had made any representation, warranty, covenant or agreement to or with such party relating to the transactions contemplated hereby, other than those expressly set forth herein, and (ii) such party has no relied upon any representation, warranty, covenant or agreement relating to the transactions contemplated hereby, other than those referred to in clause (i) above.

     12. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Underwriter, the Ferrellgas Parties and the Selling Unitholders consent to the jurisdiction of such courts and personal service with respect thereto. The Underwriter, the Ferrellgas Parties and the Selling Unitholders hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriter or any indemnified party. Each of the Underwriter, the Ferrellgas Parties and the Selling Unitholders (on their behalf and, to the extent permitted by applicable law, on behalf of their affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Underwriter, the Ferrellgas Parties and the Selling Unitholders agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Underwriter, the Ferrellgas Parties and the Selling Unitholders and may be enforced in any other courts in the jurisdiction of which they are or may be subject, by suit upon such judgment.

     13. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriter, the Ferrellgas Parties and the Selling Unitholders and to the extent provided in Section 8 hereof the controlling persons, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Underwriter) shall acquire or have any right under or by virtue of this Agreement.

     14. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

     15. Successors and Assigns. This Agreement shall be binding upon the Underwriter the Ferrellgas Parties and the Selling Unitholders and their successors and assigns and any successor or assign of any substantial portion of the Partnership's and the Underwriter's respective businesses and/or assets.

     16. Miscellaneous. The Underwriter, an indirect, wholly-owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of the Underwriter. Because the Underwriter is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by the Underwriter are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

     If the foregoing correctly sets forth the understanding among the Ferrellgas Parties, the Selling Unitholders and the Underwriter, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Ferrellgas Parties, the Selling Unitholders and the Underwriter.

                                      Very truly yours,

                                      FERRELLGAS PARTNERS, L.P.

                                        By:  FERRELLGAS, INC.,
                                             GENERAL PARTNER


                                        By:  /s/ Kevin T. Kelly
                                             -----------------------------------
                                        Name:        Kevin T. Kelly
                                        Title:       Chief Financial Officer and
                                                     Senior Vice President


                                      FERRELLGAS, L.P.

                                        By:     FERRELLGAS, INC.,
                                                ITS GENERAL PARTNER


                                        By: /s/ Kevin T. Kelly
                                             -----------------------------------
                                        Name:        Kevin T. Kelly
                                        Title:       Chief Financial Officer and
                                                     Senior Vice President


                                      FERRELLGAS, INC.


                                        By: /s/ Kevin T. Kelly
                                             -----------------------------------
                                        Name:        Kevin T. Kelly
                                        Title:       Chief Financial Officer and
                                                     Senior Vice President

                                      THE SELLING UNITHOLDERS



                                            /s/ Kevin T. Kelly
                                             -----------------------------------
                                            By: Kevin T. Kelly
                                            Individually and as Attorney-in-Fact






Accepted and agreed to as of the date first above written.

UBS SECURITIES LLC



By: /s/ Robert B. Wallace
    --------------------------------
Name:  Robert B. Wallace
Title: Executive Director



By: /s/ Andrew L. Horn
    --------------------------------
Name:  Andrew L. Horn
Title: Associate Director

                                   SCHEDULE A



                                                                    Number of
       Name of Selling Unitholder                               Unitholder Units
       --------------------------                               ----------------
Patrick J. Chesterman.......................................         63,000
Kevin T. Kelly..............................................         48,000
Kenneth A. Heinz............................................         34,400
                                                                ----------------
                                            Total...........        145,400

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